EXHIBIT 10.13
                                AMENDMENT NO. 10
                                       TO
                              TRANSACTION AGREEMENT

     This Amendment No. 10 ("AMENDMENT") to the Transaction Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of December 18, 1998, by Amendment No. 2 dated as of February 18, 1999, by Amendment No. 3 dated as of May 14, 1999, by Amendment No. 4 dated as of June 30, 1999, by Amendment No. 5 dated as of June 30, 1999, by Amendment No. 6 dated as of November 18, 1999, by Amendment No. 7 dated as of August 1, 2000, by Amendment No. 8 dated as of December 20, 2000 and Amendment No. 9 dated as of March 13, 2001 (the "ORIGINAL AGREEMENT"), is made as of June 21, 2001, among Choice One Communications Inc. (the "CORPORATION") and the persons listed on the signature pages hereto.

     WHEREAS, the parties now desire to amend the Original Agreement to expand the membership of the Executive Committee to include up to two Directors designated by MSCP and to make conforming changes necessary to clarify amendments previously made to the Original Agreement's amendment provisions;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     SECTION 1. Amendment of Section 5.03(f)(i). Clause (i) of Section 5.03(f) of the Original Agreement is hereby amended and restated to read as follows:

                  "(i) up to two Directors may be designated by MSCP,"

     SECTION 2. Amendment to Section 9.04. Clause (x) of Section 9.04 of the Original Agreement is hereby amended and restated to read as follows:

         "(x) any such  amendment,  modification  or waiver (except  pursuant to
Section 3.05(b)(iv)) of (or having the effect of amending or waiving) Section 3.05, 5.03(b), 5.03(d), 5.03(f), 5.03(g), 6.03(v), 6.05, 6.06 or this Section
9.04 shall also require the prior written consent of each of Fleet, Waller-Sutton and MSCP (but only for so long as the applicable holder of Investor Equity holds at least 1% of the aggregate Investor Equity"


     SECTION 3. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     SECTION 4. Effectiveness; Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The


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original  Agreement,  as amended hereby,  shall remain in full force and effect.
This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     SECTION 5. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.



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     IN WITNESS  WHEREOF,  the parties hereto have executed this Amendment as of the date first written above.



               CHOICE ONE COMMUNICATIONS INC.


               By:     /S/ STEVE M. DUBNIK
                     -----------------------------------------------
                     Steve M. Dubnik
               Its:  Chairman and Chief Executive Officer



               MANAGEMENT MEMBERS


                       /S/ STEVE M. DUBNIK
                     -----------------------------------------------
                     Steve M. Dubnik, as a Management
                     Member and as Chief Executive Officer of
                     Choice One Communications Inc.

                       /S/ MAE SQUIER-DOW
                     -----------------------------------------------
                     Mae Squier-Dow


                       /S/ KEVIN DICKENS
                     -----------------------------------------------
                     Kevin Dickens


                       /S/ PHILIP YAWMAN
                     -----------------------------------------------
                     Philip Yawman


                       /S/ AJAY SABHERWAL
                     -----------------------------------------------
                     Ajay Sabherwal


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               INVESTOR MEMBERS

               MORGAN STANLEY CAPITAL PARTNERS III, L.P.

               By    MSCP III, LLC, its general partner
               By    Morgan Stanley Capital Partners III, Inc., its Member


               By      /S/ JOHN EHRENKRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------


               MSCP III 892 INVESTORS, L.P.

               By    MSCP III, LLC, its general partner
               By    Morgan Stanley Capital Partners III, Inc., its Member


               By      /S/ JOHN EHRENKRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------


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               MORGAN STANLEY CAPITAL INVESTORS, L.P.


               By    MSCP III, LLC, its general partner
               By    Morgan Stanley Capital Partners III, Inc., its Member


               By      /S/ JOHN EHRENHRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------



               MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.


               By    MSDW Capital Partners IV, LLC, its
                        general partner
               By    MSDW Capital Partners IV, Inc., its Member


               By      /S/ JOHN EHRENKRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------


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



               MSDW IV 892 INVESTORS, L.P.


               By    MSDW Capital Partners IV, LLC, its general partner
               By    MSDW Capital Partners IV, Inc., its Member


               By      /S/ JOHN EHRENKRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------



               MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.


               By    MSDW Capital Partners IV LLC, its
                        general partner
               By    MSDW Capital Partners IV, Inc., its Member


               By      /S/ JOHN EHRENKRANZ
                     -----------------------------------------------


               Its   MANAGING DIRECTOR
                     -----------------------------------------------


               By
                     -----------------------------------------------


               Its
                     -----------------------------------------------


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               CHISHOLM PARTNERS III, L.P.

               By    Silverado III, L.P., its General Partner
               By    Silverado III Corp., its General Partner


               By      /S/ ROBERT M. VAN DEGNA
                     -----------------------------------------------
                     Robert M. Van Degna
                     Chairman & CEO


               KENNEDY PLAZA PARTNERS


               By    /S/ ROBERT M. VAN DEGNA
                     -----------------------------------------------
                     Robert M. Van Degna
                     Managing General Partner


               FLEET VENTURE RESOURCES, INC.


               By    /S/ ROBERT M. VAN DEGNA
                     -----------------------------------------------
                     Robert M. Van Degna
                     Attorney in Fact (granted 8/4/00)


               FLEET EQUITY PARTNERS VI, L.P.

               By    Silverado IV Corp. its
                     General Partner


               By    /S/ ROBERT M. VAN DEGNA
                     -----------------------------------------------
                     Robert M. Van Degna
                     Chairman, CEO & Treasurer



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               WALLER-SUTTON MEDIA PARTNERS, L.P.


               By    Waller Sutton Media, L.L.C. its general partner


               By      /s/ Bruce Hernandez
                     Bruce Hernandez
                     Chief Executive Officer


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